EXHIBIT 10.6




THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS OPTION AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS OPTION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NEW CENTURY ENERGY CORP. THAT SUCH REGISTRATION IS NOT REQUIRED.

            Right to Purchase up to 10,222,784 Shares of Common Stock
            ---------------------------------------------------------
                           of New Century Energy Corp.
                           ---------------------------
                   (subject to adjustment as provided herein)

                                     OPTION

No.  L-1                                           Issue  Date:  June  30,  2005

          NEW CENTURY ENERGY CORP., a corporation organized under the laws of the State of Colorado (the "Company"), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Option and at any time or from time to time, up to 10,222,784 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $0.001 par value per share, at the Exercise Price per share (as defined below). The number and character of such shares of Common Stock are subject to adjustment as provided herein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) "Company" means New Century Energy Corp. and any person or entity which shall succeed, or assume the obligations of, New Century Energy Corp. hereunder.

     (b) "Common Stock" means (i) the Company's Common Stock, par value $0.001 per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     (c)     "Exercise  Price"  means  $1.00.

     (d) "Other Securities" means any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Option at any time shall be entitled to receive, or shall have received, on the exercise of the Option, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

     (e) "Purchase Agreement" means the Securities Purchase Agreement dated as of the date hereof by and between the Company and the Holder.

1.     Exercise  of  Option.
       --------------------

     1.1     Number  of  Shares Issuable upon Exercise.  From and after the
             -----------------------------------------
date hereof, the Holder shall be entitled to receive, upon exercise of this Option in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4. The Holder may not sell any shares of the Common Stock delivered to the Holder upon exercise of this Option until the earlier of: (a) the payment in full of all of the obligations and liabilities of the Company to the Holder under the Purchase Agreement and the Note (as defined in the Purchase Agreement) have been paid in full and (b) the exercise of the Warrant (as defined in the Purchase Agreement) by the Holder; provided; however, the Holder may sell all or
                                   --------  -------
any portion of the Common Stock delivered to the Holder upon exercise of this Option following the occurrence and during the continuance of an Event of Default.

     1.2     Fair Market Value.  For purposes hereof, the "Fair Market Value" of
             -----------------
a share of Common Stock as of a particular date (the "Determination Date") shall mean:

          (a)  If  the  Company's  Common  Stock is traded on the American Stock
     Exchange or another national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

          (b) If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD Over the Counter Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

          (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

          (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Option are outstanding at the Determination Date.

     1.3     Company  Acknowledgment.  The Company will, at the time of the
             -----------------------
exercise of this Option, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Option. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

     1.4     Trustee  for  Option  Holders.  In  the  event that a bank or trust
             -----------------------------
company shall have been appointed as trustee for the Holder of this Option pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of an option agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Option pursuant to this
Section  1.

2.     Procedure  for  Exercise.
       ------------------------

     2.1     Delivery  of  Stock  Certificates,  Etc.,  on  Exercise.  The
             -------------------------------------------------------
Company agrees that the shares of Common Stock purchased upon exercise of this Option shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered and payment shall have been made for such shares in accordance herewith. As soon as practicable after the exercise of this Option in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     2.2     Exercise.  Payment  shall be made either in cash or by certified or
             --------
official bank check payable to the order of the Company equal to the Exercise Price for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Option) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

3.     Effect  of  Reorganization,  Etc..
       ---------------------------------

     3.1     Reorganization,  Consolidation,  Merger,  Etc.  In case at any
             ---------------------------------------------
time or from time to time the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Option, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

     3.2     Dissolution.  In  the  event  of  any  dissolution  of  the Company
             -----------
following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder (the "Trustee").

     3.3     Continuation  of  Terms.  Upon  any  reorganization, consolidation,
             -----------------------
merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Option after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Option as provided in Section 4. In the event this Option does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including cash, where applicable) receivable by the Holder will be delivered to the Holder or the Trustee as contemplated by Section 3.2.

4.     Extraordinary Events Regarding Common Stock.  In  the  event  that
       -------------------------------------------
the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock or any preferred stock issued by the Company, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock (each of the preceding clauses (a) through (c), inclusive, an "Event"), then, in each such event, the number of shares of Common Stock that the Holder shall thereafter, on the exercise hereof as provided in
Section 1, be entitled to receive shall be increased or decreased to a number determined by multiplying the number of shares of Common Stock that would, immediately prior to such Event, be issuable upon the exercise of this Option by a fraction of which (a) the numerator is the number of issued and outstanding shares of Common Stock immediately after such Event, and (b) the denominator is the number of issued and outstanding shares of Common Stock immediately prior to such Event.

5.     Certificate  as  to  Adjustments.  In  each  case  of  any  adjustment or
       --------------------------------
readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Option, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Option and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the number of shares of Common Stock to be received upon exercise of this Option, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Option. The Company will forthwith mail a copy of each such certificate to the Holder and any Option agent of the Company (appointed pursuant to Section 11 hereof).

6.     Reservation  of  Stock,  Etc.,  Issuable on Exercise of Option.  The
       --------------------------------------------------------------
Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Option, shares of Common Stock (or Other
Securities)  from  time  to  time  issuable  on  the  exercise  of  this Option.

7.     Assignment;  Exchange  of  Option.  Subject  to  compliance  with
       ---------------------------------
applicable securities laws, this Option, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Option, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor's counsel (at the Company's expense) that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Option of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Option so surrendered by the Transferor.

8.     Replacement  of  Option.  On  receipt  of  evidence  reasonably
       -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction of this Option, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu thereof, a new Option of like tenor.

9.     Registration  Rights.  The  Holder  has  been  granted  certain
       --------------------
registration rights by the Company. These registration rights are set forth in a Registration Rights Agreement entered into by the Company and Holder dated as of the date hereof, as the same may be amended, modified or supplemented from time to time.

10.     Maximum Exercise.  Notwithstanding  anything  contained  herein  to  the
        ----------------
contrary, the Holder shall not be entitled to exercise this Option in connection with that number of shares of Common Stock which would exceed the difference between (i) 4.99% of the issued and outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by the Holder. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. The limitation described in the first sentence of this Section 10 shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default under and as defined in the Note made by the Company to the Holder dated the date hereof (as amended, modified or supplemented from time to time, the "Note"), or upon 75 days prior notice to the Company.

11.     Option  Agent.  The Company may,  by  written  notice  to  the Holder of
        -------------
the Option, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Option pursuant to Section 1, exchanging this Option pursuant to Section 7, and replacing this Option pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

12.     Transfer  on the Company's Books.  Until  this  Option  is  transferred
        --------------------------------
on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13.     Notices,  Etc.  All  notices  and  other  communications  from  the
        -------------
Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder who has so furnished an address to the Company.

14.     Miscellaneous.  This  Option  and  any  term  hereof  may  be  changed,
        -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. THIS OPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS OPTION SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT THE HOLDER MAY CHOOSE TO WAIVE THIS PROVISION AND BRING AN ACTION OUTSIDE THE STATE OF NEW YORK. The individuals executing this Option on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs. In the event that any provision of this Option is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Option. The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The Company acknowledges that legal counsel participated in the preparation of this Option and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Option to favor any party against the other party.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK;
                            SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the Company has executed this Option as of the date first written above.

                                    NEW  CENTURY  ENERGY  CORP.
WITNESS:
                                    By: /s/ Edward R. DeStefano
                                       -------------------------------
                                    Name:   Edward R. DeStefano
/s/ Kimberly Newman                      -----------------------------
------------------------------      Title:  President
    Kimberly Newman                       ----------------------------

                                    EXHIBIT A
                              FORM OF SUBSCRIPTION
                    (To Be Signed Only On Exercise Of Option)

TO:     New Century Energy Corp.
        5851 San Felipe, Suite 775
        Houston, Texas 77057
        Attention:  Chief Financial Officer

          The undersigned, pursuant to the provisions set forth in the attached Option (No. L-1), hereby irrevocably elects to purchase 10,222,784 shares of the Common Stock covered by such Option.

     The undersigned herewith makes payment of the Exercise Price provided for in such Option, which is $1.00 in lawful money of the United States.

     The undersigned requests that the certificates for such shares be issued in
the name of, and delivered to                                              whose
                             ----------------------------------------------
address  is                                                                  .
           -----------------------------------------------------------------

     The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Option shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.


Dated:
       -------------------------  ----------------------------------------------
                                  (Signature  must  conform  to  name  of holder
                                   as specified  on  the  face  of  the  Option)

                                  Address:
                                          --------------------------------------

                                          --------------------------------------

                                    EXHIBIT B
                         FORM OF TRANSFEROR ENDORSEMENT
                    (To Be Signed Only On Transfer Of Option)

          For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Option to purchase the percentage and number of shares of Common Stock of New Century Energy Corp. into which the within Option relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person attorney to transfer its respective right on the books of New Century Energy Corp. with full power of substitution in the premises.


                                                Percentage                 Number
Transferees               Address               Transferred             Transferred
-----------               -------               -----------             -----------

----------------------    --------------------  -----------------------  -----------------

----------------------    --------------------  -----------------------  -----------------

----------------------    --------------------  -----------------------  -----------------

----------------------    --------------------  -----------------------  -----------------



Dated:
       -------------------------  ----------------------------------------------
                                  (Signature  must  conform  to  name  of holder
                                   as specified  on  the  face  of  the  Option)

                                  Address:
                                          --------------------------------------

                                          --------------------------------------

                                  SIGNED  IN  THE  PRESENCE  OF:


                                  ----------------------------------------------
                                                    (Name)


ACCEPTED AND AGREED:
[TRANSFEREE]



-------------------------------
            (Name)